9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2024

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 14, 2024, Aquestive Therapeutics, Inc. (the “Company”) issued a press release announcing positive topline clinical data from its Phase 3 pivotal pharmacokinetic clinical study of Anaphylm™ (epinephrine) Sublingual Film and findings from the FDA Type C meeting. Anaphylm is the Company’s orally administered epinephrine prodrug product candidate under development for the treatment of severe life-threatening allergic reactions, including anaphylaxis. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and incorporated in this Item 7.01 by reference.

Additionally, the Company is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of an investor presentation, given at meetings with institutional investors, analysts and others. This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later Company filing or other means. A copy of the Company’s investor presentation is attached hereto as Exhibits 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The investor presentation is available on the Company’s website located at www.aquestive.com, although the Company reserves the right to discontinue that availability at any time.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of, or otherwise subject to the liabilities of, Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

On March 14, 2024, the Company released positive topline clinical data from its Phase 3 pivotal pharmacokinetic (“PK”) clinical study of Anaphylm™ (epinephrine) Sublingual Film and findings from the FDA Type C meeting. Anaphylm is the Company’s first and only orally administered epinephrine prodrug product candidate under development for the treatment of severe life-threatening allergic reactions, including anaphylaxis.

Topline Data from Pivotal Phase 3 Study in Adult Subjects

The two-part, Phase 3, single-center, open-label, randomized study was designed to compare the PK and pharmacodynamics (“PD”) of single and repeat doses of Anaphylm versus single and repeat doses of the epinephrine intra-muscular (“IM”) injection and epinephrine autoinjectors (EpiPen® and Auvi-Q®) in healthy adult subjects. The primary endpoint was to compare the PK of epinephrine following the single administration of Anaphylm to the single administration of Adrenalin (epinephrine IM injection) and autoinjectors in healthy adult subjects. The secondary endpoints included evaluating PK sustainability following repeat administration and the safety and tolerability following single and repeat administrations versus epinephrine IM injection and epinephrine autoinjectors.

The single dose part of the Phase 3 study was designed as a four-period, four-treatment, four-sequence, comparative PK study with 64 enrolled adult subjects. Key findings from the single dosing part of the study included that Anaphylm:

a.Achieved a geometric mean Cmax of 470 pg/mL bracketed by epinephrine autoinjectors AUVI-Q at 521 pg/mL and EpiPen at 469 pg/mL,
b.Generated partial AUCs between (bracketed) autoinjectors and Adrenalin manual IM injection from 5 to 60 minutes
c.Maintained a median Tmax of 12 minutes compared to 20 minutes for EpiPen, 30 minutes for AUVI-Q, and 50 minutes for Adrenalin,
d.Produced a meaningful change from baseline pharmacodynamic measures of blood pressure and heart rate at the first tracked time point of 2 minutes,
e.Reached 100 pg/mL threshold as rapidly as EpiPen and faster than Adrenalin,
f.Exhibited consistent PD results, and
g.Was consistently well tolerated with no SAEs.

The repeat dosing part of the Phase 3 study was designed as a three-period, three-treatment, six sequence, comparative PK study with 36 enrolled adult subjects. The key findings from the repeat dosing part of the Study included that Anaphylm:

a.Maintained epinephrine plasma concentrations equal to or greater than existing injection products at all but 1 timepoint out to 2 hours,
b.Demonstrated a median Tmax of 10 minutes after administration of the second dose,

c.Reached or exceeded 100 pg/mL threshold 5 minutes after second dosing,
d.Exhibited consistent pharmacodynamics, and
e.Was consistently well tolerated with no SAEs.

FDA Type C Meeting

The Company also successfully completed a Type C meeting with the FDA that addressed open items from the November 2022 End-of-Phase 2 meeting including addressing (1) the impact of any product hold time, (2) the potential for emesis (vomiting), and (3) the impact of potential mouth conditions such as angioedema (swelling).

In response to these questions, the FDA indicated that the Company has “adequately addressed” the FDA’s previous concerns by removing product hold time from the administration instructions and provided additional information on how to characterize emesis in the Company’s NDA submission.

Regarding mouth conditions, the FDA recommended administering Anaphylm after oral exposure to a known allergen and assessing PK performance thereunder. The Company will execute this study in the second quarter of 2024. This study will replace the Company’s previously planned angioedema study.

The FDA noted that substantial progress had been made in the Anaphylm clinical development program and did not outline any new clinical development requirements. As expected, the FDA reiterated that, as with other epinephrine programs under development, concentrations of epinephrine above known EpiPen levels must be justified from a safety perspective, and PK sustainability remains a focus. Furthermore, the FDA recommended that Aquestive begin its pediatric study after completion of the remaining adult studies. The Company is aligned with this recommendation from the FDA. The FDA reserved judgement on the sufficiency of the Anaphylm clinical development program until completion of ongoing and planned studies, the results of which are expected to be presented at the pre-NDA meeting.

Table 1 below provides an updated view on the expected commencement dates of the specific clinical studies, unless otherwise specified therein.

Table 1: Anaphylm Clinical Study Timeline

Anticipated Timing	Pivotal PK Studies	Supportive PK Studies	FDA Meetings / Actions
Completed	Phase 3 PK Study Repeat Dose PK Study		Type C Meeting
Q1 2024		Temperature PK Study
Q2 2024		Self-administration PK Study Allergen PK Study
Q3 2024	Pediatric PK Study
H2 2024			Pre-NDA Meeting

The next anticipated meeting with the FDA is the pre-NDA meeting targeted for the second half of 2024. Aquestive’s goal is to file the NDA with the FDA before year end 2024.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm™ (epinephrine) Sublingual Film through clinical development and approval by the FDA, including expected clinical studies and clinical study dates, the timing of the pre-NDA meeting and Aquestive’s goal of filing an NDA for Anaphylm before the end of 2024, the potential benefits Anaphylm could bring to patients, and other statements that are not historical facts.

These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of its product development activities and clinical trials for Anaphylm and our other product candidates, including the uncertain impact of the COVID-19 global pandemic; risk of the Company’s ability to generate sufficient data in its PK/PD comparability submission for FDA approval of Anaphylm; risk of the Company’s ability to address the FDA’s comments on the Company’s pivotal PK study protocol and other concerns identified in the FDA Type C meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk of delays in or the failure to receive FDA approval of Anaphylm; risk of the success of any competing products; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks, and regulatory limitations); risk of the rate and degree of market acceptance of our product candidates and our licensed products in the U.S. and abroad; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing and revenues from operations, to satisfy all of the Company’s short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund future clinical development activities for Anaphylm and our other product candidates; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; and other risks and uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 14, 2024.
99.2	Aquestive Therapeutics, Inc. Supplemental Presentation, dated March 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2024	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer